Exhibit 10.41

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) to that certain Loan and Security Agreement dated April 7, 2008, by and between Silicon Valley Bank (“Bank”) and SOURCE PHOTONICS, INC., a Delaware corporation, FIBERXON, INC., a Delaware corporation and LUMINENTOIC, INC., a Delaware corporation (collectively, “Existing Borrowers”), each with its principal place of business at 20550 Nordhoff Street, Chatsworth, CA 91311 (FAX 818-349-9258) (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”), is entered into this      day of July, 2008, by and between Bank, Existing Borrowers and FIBERXON (MACAO COMMERCIAL OFFSHORE) LIMITED, an entity organized under the laws of Macao, registered with the Commercial and Movable Assets Registry of Macau under No. 24468 (SO) (“New Borrower” and together with Existing Borrowers, each a “Borrower” and collectively “Borrowers”).

RECITALS

A. Bank has extended credit to Existing Borrowers for the purposes permitted in the Loan Agreement.

B. Existing Borrowers have requested that Bank amend the Loan Agreement to (i) add New Borrower as a “Borrower” therunder and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

C. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. New Borrower. New Borrower is hereby added as a “Borrower” under the Loan Documents. All references in the Loan Documents to “Borrowers” shall include New Borrower.

2. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

3. Amendments to Loan Agreement.

3.1 Section 11. (CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE). The first paragraph of Section 11 of the Loan Agreement is hereby amended and restated as follows:

“California law the Loan Documents without regard to principles of conflicts of law except the laws of Macao govern any enforcement against the assets of Fiberxon Macao. Borrowers and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California or, if applicable, the courts of Macao; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Each Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of such Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.”

3.2 Section 13 (Definitions). The following terms and their respective definitions are amended or added to Section 13.1 of the Loan Agreement as follows:

“Fiberxon Macao” means Borrower FIBERXON (MACAO COMMERCIAL OFFSHORE) LIMITED, an entity organized under the laws of Macao, registered with the Commercial and Movable Assets Registry of Macau under No. 24468 (SO).

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, the Macao Law Documents, any note, or notes or guaranties executed by Borrowers, and any other present or future agreement between Borrowers and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Macao Law Documents” means that certain Pledge Over Bank Accounts, Livranca, Authorization Letter and Floating Charge Agreement executed by Fiberxon Macao in favor or Bank and any other present or future agreement between Fiberxon Macao and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

3.3 Section 13 (Definitions). Subsection (b) of the defined term “Eligible Accounts” set forth in Section 13.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“(b) Accounts billed and payable outside of the United States unless the Bank has a first priority, perfected security interest or other enforceable Lien in such Accounts and provided further than any such Accounts of Fiberxon Macao shall be billed in US Dollars and payments shall be remitted to the Lockbox;”

4. Limitation of Amendments.

4.1 The amendments set forth in Section 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date (or on the date hereof with respect to New Borrower) remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either

Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrowers’ payment of an amendment fee in an amount equal to $5,000, (c) the due execution and delivery to Bank of the Macao Law Documents.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to he executed as of the Effective Date.

SOURCE PHOTONICS, INC.

By	/s/ Brett Chloupek

Name: Brett Chloupek

Title: CFO

FIBERXON, INC.
By	/s/ Brett Chloupek

Name: Brett Chloupek

Title: CFO

LUMINENTOIC, INC.
By	/s/ Brett Chloupek

Name: Brett Chloupek

Title: CFO

FIBERXON (MACAO COMMERCIAL OFFSHORE) LIMITED,

By	/s/

Name:

Title:	Administrator

BANK:

SILICON VALLEY BANK

By

Name:

Title: